UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 13, 2011

TRIMERIS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23155	56-1808663
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2530 Meridian Parkway, 2nd Floor

Durham, NC 27713

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:

(919) 806-4682

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 13, 2011, Trimeris, Inc., a Delaware corporation (“Trimeris”), and Synageva BioPharma Corp., a Delaware corporation (“Synageva”), issued a joint press release announcing that they had entered into an Agreement and Plan of Merger and Reorganization, pursuant to which Trimeris and Synageva will combine their businesses through a merger of a newly formed, wholly-owned subsidiary of Trimeris with and into Synageva. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. The information required by Item 1.01 of Form 8-K will be filed by Trimeris in a separate Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release dated June 13, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMERIS, INC.

By:	/s/ Martin A. Mattingly
Martin A. Mattingly
Chief Executive Officer

Date: June 13, 2011